UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2015

Cardtronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33864	76-0681190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Briarpark, Suite 400, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832)  308-4000

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Annual Meeting

The Board of Directors (the “Board”) of Cardtronics, Inc. (the “Company”) has determined that the 2015 Annual Meeting of the Company’s Stockholders (the “Annual Meeting”) will be held on Wednesday, May 13, 2015 at a time and location in Houston, Texas to be determined by the Company, which will be specified in the forthcoming annual proxy statement for the Annual Meeting.

Record Date

The Board has established the close of business on March 17, 2015 as the record date for the determination of the stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardtronics, Inc.

Date:  March 13, 2015By:  /s/   j. chris brewster

Name:  J. Chris Brewster

Title:  Chief Financial Officer